UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021
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Life Partners Position Holder Trust
(Exact name of registrants as specified in its charter)
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Texas
(State or Other Jurisdiction of Incorporation)

000-55783	81-6950788
Commission File Number)	(I.R.S. Employer Identification Nos.)

2001 Bryan Street, Suite 1800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 560-5404
(Registrants’ Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth companies  ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3 – Securities and Trading Markets
Item 3.03 Material Modification to Rights of Security Holders

On March 18, 2021, Judge Mark Mullin, United States Bankruptcy Court, Northern District of Texas, Fort Worth Division, granted the Position Holder Trust’s Third Motion to Approve Administrative Efficiency and Cost-Saving Measures, allowing the Trustee to implement an annual, rather than bi-annual, Official Transfer Date for the transfer of Trust Interests. Effective as of the date of the Order, Interest-Holders are limited to one annual Official Transfer Date of August 31, for the transfer of Trust Interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS POSITION HOLDER TRUST

Date: March 18, 2021	By:	/s/ Michael J. Quilling
Michael J. Quilling
Trustee